UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2010

 ______________

CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

______________

Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

RMA 901
KunTai International Mansion
No. 12 Chaowai Street
Beijing, 100020, People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

(86)10-59251090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

China Marketing Media Holdings, Inc. (the “Company’) is making a presentation (with slides) at the upcoming Rodman & Renshaw Investor Conference held on September 12-15 in New York, NY. The slides that accompany the presentation are furnished in this Current Report on Form 8-K, pursuant to this Item 7.01, as Exhibit 99.1, and are incorporated herein by reference.

Without limiting the generality of the foregoing, the text of the slide from the slide presentation entitled “Safe Harbor Statement” is incorporated by reference into this Item 7.01. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Section 9 – Exhibits

Item 9.01	Exhibits

99.1	Slide presentation at the Rodman Conference in New York, NY ((furnished pursuant to Item 7.01 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

By: /s/ Yingsheng Li
        Yingsheng Li
        Chief Executive Officer, President and Interim
        Chief Financial Officer

Date: September 9, 2010